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Scudder New York Tax-Free Income Fund

Classes A, B and C

Semiannual Report

February 28, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder New York Tax-Free Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KNTAX	811-204403
Class B	KNTBX	811-204858
Class C	KNTCX	811-204841

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder New York Tax-Free Income Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	2.66%	6.95%	8.59%	5.39%	5.74%
Class B	2.22%	6.03%	7.66%	4.54%	4.87%(a)
Class C	2.24%	6.07%	7.71%	4.55%	4.87%(a)
Lehman Brothers Municipal Bond Index++	3.36%	7.67%	8.92%	6.08%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/03	$ 11.18	$ 11.19	$ 11.17
8/31/02	$ 11.12	$ 11.13	$ 11.11
Distribution Information: Six Months: Income Dividends	$ .23	$ .18	$ .19
February Income Dividend	$ .0363	$ .0289	$ .0293
SEC 30-day Yield+	3.15%	2.44%	2.43%
Tax Equivalent Yield+	5.51%	4.27%	4.25%
Current Annualized Distribution Rate+ (based on Net Asset Value)	4.23%	3.37%	3.41%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 42.81% (combined New York state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - New York Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	40	of	100	40
3-Year	27	of	92	30
5-Year	20	of	82	25
10-Year	12	of	39	30

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

Growth of an assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder New York Tax-Free Income Fund - Class A [] Lehman Brothers Municipal Bond Index++

Yearly periods ended February 28

Comparative Results (Adjusted for Sales Charge)
Scudder New York Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,213	$12,228	$12,417	$16,688
	Average annual total return	2.13%	6.94%	4.42%	5.25%
Class B(c)	Growth of $10,000	$10,303	$12,279	$12,385	$16,087(a)
	Average annual total return	3.03%	7.08%	4.37%	4.87%(a)
Class C(c)	Growth of $10,000	$10,501	$12,370	$12,369	$15,925(a)
	Average annual total return	5.01%	7.35%	4.34%	4.76%(a)
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,767	$12,922	$13,431	$18,467
	Average annual total return	7.67%	8.92%	6.08%	6.33%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder New York Tax-Free Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery we have been experiencing has lost some of its momentum.

To understand why, it helps to understand how we got here. Think back to the boom of the late 1990s. Companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues recovering - but it is doing so slowly. Businesses and consumers are intent on repairing their balance sheets and budgets after the last boom, so are spending money more cautiously than they have in the past. Plus, two new concerns are making it difficult for the economy to recover wholeheartedly.

First, we are dealing with considerable geopolitical uncertainty. Companies, as well as individuals, fear terrorism, war in the Middle East and tensions with North Korea. As a result, they're more cautious in their spending.

Second, high oil prices are slowing down economic growth. The economy is sensitive to oil prices because oil is the country's dominant fuel source. When the market is tight - as it is now, with prices above $30 a barrel as of press time - this presents a heavy burden on corporate profitability and economic growth. That's because companies who need oil for production are forced to pay more for the product, and in turn are forced to raise prices for their goods. This could limit consumer spending.

Economic Guideposts Data as of 2/28/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

As a result, the near-term outlook for the economy depends on how the geopolitical situation plays out. If energy prices drop, and adverse shocks are avoided - i.e., if there is no prolonged or spreading war, and no major terrorist strikes - we expect the recovery to gradually gather momentum later in the year.

Note that even if the geopolitical concerns are resolved, the government will still need to keep its current policies (such as low interest rates and tax cuts) in place to keep the economy on track. We expect this to occur.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 15, 2003, and may not actually come to pass.

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of Scudder New York Tax-Free Income Fund. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the bond market perform in the six-month period ended February 28, 2003?

A: Over the last six months, bonds continued to outperform stocks, with the Lehman Brothers Aggregate Bond Index1 gaining 4.74% and the Standard & Poor's 500 index (S&P 500)2 losing 7.29%. Throughout much of the period, investors remained concerned about the sluggish US economy, weak corporate earnings, the potential for a war with Iraq and the possibility of terrorist attacks. Municipal bonds posted admirable results, with the Lehman Brothers Municipal Bond Index rising 3.36%, as the relative stability of municipal bonds continued to hold appeal. In the fourth quarter of 2002, particularly in November and December, stocks and lower-quality bonds staged a rally. That boost was aided by the Federal Reserve Board's decision to cut the federal funds rate by 50 basis points, rather than by just 25 basis points, which the market had been anticipating. However, in January and February, worries about a war with Iraq and terrorist attacks heightened once again. Furthermore, the Federal Reserve Board's decision at its January meeting to keep interest rates unchanged, while noting a neutral bias on the marketplace, did little to propel the market further forward. As such, Treasury and municipal bonds regained favor again.

1 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
2 The S&P 500 is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.
Municipal bond yield curve

Source: Deutsche Investment Management Americas Inc.

Q: How did bond yields react during the period?

A: Bond yields generally declined in the six-month period ended February 28, 2003, though municipal bond yields declined less than Treasury bond yields. These lower yields can be attributed to the Fed's decision to cut the federal funds rate in November and to investors' general favoritism of less risky fare, particularly Treasury bonds, which has increased the price of Treasuries and decreased their yields.

Overall, the municipal bond yield curve steepened slightly over the last six months. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities. A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities has increased.) Much of the steepness in the yield curve occurred as a result of declining yields among short-maturity bonds. For instance, a five-year AAA-rated municipal bond yielded 2.44% as of February 28, 2003 - 55 basis points less than the 2.99% it was yielding as of August 31, 2002. (A basis point is one-hundredth of a percentage point.)

Q: How did Scudder New York Tax-Free Income Fund perform during the period?

A: For the six-month period ended February 28, 2003, Scudder New York Tax-Free Income Fund posted positive absolute results. The fund rose 2.73% (Class S shares) in the period. That result underperformed the fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 3.36%. The fund's total return, however, outpaced the average return of the Lipper New York Municipal Debt Funds category3, which gained 2.65%, according to Lipper Inc.Over the six-month period ended February 28, 2003, Scudder New York Tax-Free Income Fund posted positive absolute results. The fund total return rose 2.66% (Class A shares, unadjusted for sales charges) in the period. That result underperformed the fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 3.36%. The fund's total return, however, was on par with the average peer in the Lipper New York Municipal Debt Funds category3, which gained 2.65%, according to Lipper Inc.

3 The Lipper New York Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in New York.

Q: How did the fund's positioning contribute to its performance?

A: Solid credit selection aided results, but our exposure to five- to 10-year bonds held back returns. While we had prepared for underperformance in this area of the municipal bond yield curve, our hedging instruments did not work as well as anticipated. Our exposure to airport bonds is likely lower than that of our peers, which aided our relative results in the period. In fact, our avoidance of credit-specific problems helped returns. Our airport exposure, though small, likely held back absolute returns in the period. Airport bonds have struggled in the midst of a lagging US economy, fears of a potential war with Iraq, concerns about future terrorist attacks and bankruptcies by two major US airlines, including US Air and United Airlines, in the second half of calendar year 2002. The overall decline in strength of airlines and airport bonds has led us to begin to sell our stake in such issues. In addition, in recent months, we purchased bonds with slightly longer maturities, while keeping the fund's duration neutral. As a result, we believe the fund should be well positioned when the yield curve normalizes.

Q: What issues impacted the New York municipal bond market during the period?

A: New issuance of New York municipal bonds remains strong. Overall issuance has risen, in part, as a result of New York's refinancing of older bonds to take advantage of the historically low interest rates now available in the market. This heavy supply of New York bonds has resulted in a bit of pressure on New York municipal bond prices. Like other states, New York's state government has had trouble developing a balanced budget. The state is experiencing budgetary constraints as a result of the last few years of tougher economic times, which led to reduced tax receipts. Therefore, prices on New York bonds have generally declined, and the difference in yields between New York bonds and Treasury bonds with similar maturities has widened, or grown larger. However, we believe the government will respond to these issues by decreasing expenses and generating more revenue through raising state and local taxes, so that it is able to continue to fund its loan payments. Overall, we believe that tax-free bonds remain very attractive on an after-tax basis vs. US Treasury bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Portfolio Composition	2/28/03	8/31/02

Revenue Bonds	59%	60%
US Government Secured	11%	5%
General Obligation Bonds	30%	35%
	100%	100%

Quality	2/28/03	8/31/02

AAA	63%	64%
AA	11%	10%
A	18%	18%
BBB	2%	3%
BB	1%	-
Not Rated	5%	5%
	100%	100%

Effective Maturity	2/28/03	8/31/02

1-10 years	61%	59%
11-20 years	33%	35%
21+ years	6%	6%
	100%	100%

Interest Rate Sensitivity	2/28/03	8/31/02

Average Maturity	10.7 years	10.6 years
Duration	6.4 years	7.6 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
New York 89.9%
Albany County, Airport Revenue, 5.5%, 12/15/2019 (b)	1,000,000	1,064,390
Albany County, Airport Revenue, AMT, 5.375%, 12/15/2017 (b)	1,000,000	1,067,120
Albany, NY, Other GO, 7.0%, 1/15/2008 (b)	10,000	10,100
Battery Park, NY, Battery Park City Authority, Prerefunded, 8.625%, 6/1/2023	10,000	11,610
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	2,000,000	2,065,620
Buffalo, NY, Core City GO, 5.375%, 2/1/2016 (b)	1,020,000	1,120,592
Buffalo, NY, Other GO, School Improvement, Series D, 5.5%, 12/15/2015 (b)	1,000,000	1,127,250
Buffalo, NY, State Agency (GO) Lease, Public Improvement, Series D, 5.75%, 12/1/2012 (b)	1,000,000	1,157,000
Chautauqua County, County GO:
ETM, 7.3%, 4/1/2008 (b)	575,000	713,782
ETM, 7.3%, 4/1/2009 (b)	575,000	725,328
Erie County, County GO, Public Improvement, 6.125%, 1/15/2012 (b)	590,000	710,567
Glen Cove, NY, Senior Care Revenue, Housing Authority, The Mayfair at Glen Cove, AMT, 8.25%, 10/1/2026	1,475,000	1,579,740
Islip, NY, Higher Education Revenue, Community Development Agency, Institute of Technology, Prerefunded, 7.5%, 3/1/2026	4,000,000	4,776,560
Long Island, NY, Electric Revenue, Power Authority:
Series A, 5.0%, 12/1/2018	4,000,000	4,194,400
Series A, 5.5%, 12/1/2013	3,000,000	3,474,330
Zero Coupon, 6/1/2012	10,000,000	7,077,300
Zero Coupon, 6/1/2014 (b)	2,115,000	1,349,814
Monroe County, County (GO) Lease, 6.0%, 3/1/2015	1,250,000	1,484,575
Monroe County, County GO:
6.0%, 3/1/2013	1,050,000	1,234,412
6.0%, 3/1/2014	1,040,000	1,226,493
6.0%, 3/1/2017	1,410,000	1,675,870
6.0%, 3/1/2018	1,130,000	1,344,293
Montgomery, NY, School District GO, Valley Central School District, 7.15%, 6/15/2008 (b)	625,000	766,825
Nassau County, County GO, Series F, 7.0%, 3/1/2010	4,445,000	5,506,422
Nassau County, Sales & Special Tax Revenue, Interim Finance Authority, Series A, 5.75%, 11/15/2015	1,500,000	1,688,025
New York, Electric Revenue, Energy Development Authority Pollution Control, 1.1%*, 10/1/2029 (c)	100,000	100,000
New York, Environmental Facilities Corp., Pollution Control Revenue: Prerefunded, 6.9%, 5/15/2015	395,000	441,717
Unrefunded, 6.9%, 5/15/2015	225,000	249,485
New York, Dormitory Authority, Personal Income Tax, 5.375%, 3/15/2020	3,000,000	3,246,810
New York, Dormitory Authority, Residual Certificates, Inverse Floater, Series 310, 10.85%**, 2/15/2010 (b)	2,500,000	3,504,225
New York, Housing Finance Agency, State University Construction, Series A, ETM, 8.0%, 5/1/2011	200,000	258,782
New York, County (GO) Lease, Dormitory Authority, Westchester County Court Facilities, 5.25%, 8/1/2014	2,555,000	2,814,128
New York, Higher Education Revenue, Dormitory Authority: Series 1, 5.5%, 7/1/2040 (b)	5,000,000	5,763,200
Series C, 5.75%, 5/15/2017	2,000,000	2,380,120
Series C, 7.375%, 5/15/2010	785,000	950,243
Series C, Prerefunded, 7.375%, 5/15/2010	215,000	272,936
Series B, 7.5%, 5/15/2011	675,000	832,295
Series B, Prerefunded, 7.5%, 5/15/2011	325,000	418,883
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016 (b)	900,000	1,095,615
6.0%, 7/1/2021 (b)	850,000	1,026,528
New York, Higher Education Revenue, Dormitory Authority, Columbia University, Series A, 5.25%, 7/1/2015	1,000,000	1,111,980
New York, Higher Education Revenue, Dormitory Authority, Fordham University, 7.2%, 7/1/2015 (b)	790,000	793,966
New York, Higher Education Revenue, Dormitory Authority, Green Chimneys School, Series A, 5.5%, 7/1/2018 (b)	1,375,000	1,522,455
New York, Higher Education Revenue, Dormitory Authority, New York University:
Series 2, 5.5%, 7/1/2016 (b)	1,000,000	1,114,830
Series 1, 5.5%, 7/1/2031 (b) (d)	6,500,000	7,435,545
Series A, 5.75%, 7/1/2027 (b) (d)	3,000,000	3,525,360
New York, Higher Education Revenue, Dormitory Authority, Pace University:
6.5%, 7/1/2009 (b)	5,000	6,032
6.5%, 7/1/2011 (b)	760,000	929,206
6.5%, 7/1/2012 (b)	500,000	617,495
New York, Higher Education Revenue, Dormitory Authority, Yeshiva University, 5.375%, 7/1/2016 (b)	1,000,000	1,102,990
New York, Higher Education Revenue, New York University Dormitory Authority, Series A, 6.0%, 7/1/2019 (b)	3,930,000	4,778,408
New York, Higher Education Revenue, Urban Development Corp., Syracuse University Center for Science and Technology:
5.5%, 1/1/2015	4,500,000	5,124,645
5.5%, 1/1/2017	4,890,000	5,549,123
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (b)	1,825,000	2,074,715
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute:
Series C, 5.5%, 7/1/2023 (b)	3,000,000	3,381,780
5.75%, 7/1/2020 (b)	2,960,000	3,470,689
New York, Multi Family Housing Revenue, Housing Finance Agency, Series A, 6.95%, 8/15/2012	1,385,000	1,415,525
New York, Sales & Special Tax Revenue, 34th Street Partnership, Inc., 5.5%, 1/1/2014	1,900,000	1,944,365
New York, Sales & Special Tax Revenue, Local Government Assistance Corp., Series C, 5.5%, 4/1/2017	6,000,000	6,853,980
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, 5.25%, 4/1/2016 (b)	2,000,000	2,319,700
New York, State Agency (GO) Lease, Dormitory Authority, City University System:
5.625%, 7/1/2016 (b)	1,100,000	1,296,493
Series A, 5.75%, 7/1/2009 (b)	1,000,000	1,163,340
Series A, 5.75%, 7/1/2018 (b)	2,000,000	2,369,140
New York, State Agency (GO) Lease, Dormitory Authority, State University Educational Facilities:
5.25%, 5/15/2018 (b)	3,000,000	3,471,690
Series B, 5.375%, 7/1/2019	1,980,000	2,108,066
Series A, 5.875%, 5/15/2011	2,250,000	2,623,928
New York, State Dormitory Authority, Cornell University, Series B, 1.2%*, 7/1/2025 (c)	400,000	400,000
New York, State (GO) Lease, Dormitory Authority, City University System:
Series A, 5.75%, 7/1/2013 (b)	4,100,000	4,801,182
5.75%, 7/1/2018	2,250,000	2,679,480
Series D, 7.0%, 7/1/2009	2,200,000	2,561,218
New York, State (GO) Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016	110,000	139,871
New York, State (GO) Lease, Dormitory Authority, State University Educational Facilities, 5.875%, 5/15/2017 (b)	2,325,000	2,801,021
New York, State (GO) Lease, Dormitory Authority, Upstate Community Colleges, Series A, 5.875%, 7/1/2016	3,555,000	4,028,135
New York, State (GO) Lease, Medical Care Facilities Finance Agency, Mental Health Services Facilities, Series D, 7.4%, 2/15/2018	45,000	45,675
New York, State (GO) Lease, Thruway Authority, Series A, 5.5%, 3/15/2020	1,960,000	2,143,162
New York, State (GO) Urban Development Corp., State Facilities, 5.6%, 4/1/2015	2,260,000	2,600,379
New York, State (REV) Lease, Urban Development Corp., Correctional Capital Facilities, 5.125%, 4/1/2016 (b)	2,525,000	2,696,271
New York, State Agency (GO) Lease, Thruway Authority, Capital Appreciation, Zero Coupon, Series A, 1/1/2006	2,905,000	2,721,084
New York, State Agency (GO) Lease, Urban Development Corp., Correctional Facilities, Series A, 5.5%, 1/1/2014	2,000,000	2,308,380
New York, State Agency (REV) Lease, Local Government Assistance Corp., Series E, 5.25%, 4/1/2016 (b)	1,185,000	1,348,412
New York, State Agency (REV) Lease, Urban Development Corp., Correctional Facilities, Series B, 5.25%, 1/1/2013 (b)	1,700,000	1,871,360
New York, State GO, Personal Income Tax, Series A, 5.375%, 3/15/2018	2,500,000	2,733,925
New York, State GO, Thruway Authority, Service Contract Revenue: Prerefunded, 5.25%, 4/1/2013 (b)	1,430,000	1,647,546
Unrefunded, 5.25%, 4/1/2013 (b)	970,000	1,068,969
New York, State GO, Urban Development Corp., Series A, 5.375%, 3/15/2016	1,000,000	1,106,300
New York, Transportation/Tolls Revenue, General Improvements, Triborough Bridge and Tunnel Authority, Series A, 5.25%, 1/1/2018	2,000,000	2,157,480
New York, Transportation/Tolls Revenue, Inverse Floater, Securities Trust Certificates, 9.66%**, 11/15/2017 (b)	5,000,000	6,235,500
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series A, 5.0%, 11/15/2030 (b)	5,000,000	5,086,250
Series Q, ETM, 5.125%, 7/1/2012 (b)	5,000,000	5,591,650
Series C, Prerefunded, 5.125%, 7/1/2013 (b)	1,220,000	1,389,983
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority: 5%, 11/15/2021 Series Y, 6.125%, 1/1/2021	6,000,000 7,205,000	6,240,780 8,840,175
New York, Water & Sewer Revenue, Environmental Facilities Corp., Riverbank State Park, 6.25%, 4/1/2012 (b)	3,695,000	4,468,437
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Clean Water and Drinking Revolving Funds:
Series B, 5.25%, 5/15/2015	3,120,000	3,435,307
Series C, 5.25%, 6/15/2015	5,330,000	5,873,287
Series B, 5.25%, 6/15/2016	6,000,000	6,618,840
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.5%, 6/15/2014	90,000	91,299
New York and New Jersey, Airport Revenue, JFK International Air Terminal 6, Special Obligation, 6.25%, 12/1/2015 (b)	8,000,000	9,454,074
New York and New Jersey, Port Authority Revenue, JFK International Air Terminal, Special Obligation:
6.25%, 12/1/2010 (b)	2,500,000	2,876,875
6.25%, 12/1/2011 (b)	2,500,000	2,875,900
New York and New Jersey, Port Authority Revenue, Special Obligation, Series 4, 7.0%, 10/1/2007	3,000,000	3,181,710
New York, NY, Airport Revenue, Industrial Development Agency, Japan Air Lines, AMT, 6.0%, 11/1/2015 (b)	845,000	910,242
New York, NY, Core City GO:
Series H, 5.125%, 8/1/2018 (b)	3,405,000	3,567,384
Series H, 6.0%, 8/1/2014	2,500,000	2,750,025
Series A, 6.25%, 8/1/2009	5,175,000	5,849,199
Series B, 7.25%, 8/15/2007	2,250,000	2,658,555
New York, NY, Core City GO, Public Improvement:
Series I, 6.0%, 4/15/2009	2,000,000	2,246,320
Series B, 8.25%, 6/1/2006	2,750,000	3,244,505
New York, NY, Core City GO, Transitional Finance Authority, Series B, 5.5%, 2/1/2017	1,190,000	1,315,021
New York, NY, Core City GO, Transitional Finance Authority, Future Tax Secured, Series C, 5.375%, 2/1/2017	1,500,000	1,640,715
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, 7.625%, 12/1/2032	2,000,000	1,709,960
New York, NY, Metropolitan Transportation Authority, Series C, Prerefunded, 5.125%, 7/1/2013 (b)	2,780,000	3,183,684
New York, NY, Project Revenue, Industrial Development Agency, YMCA Greater New York Project:
5.8%, 8/1/2016	1,000,000	1,059,520
5.85%, 8/1/2008	600,000	664,458
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series 3 H, 1.2%*, 11/1/2022 (c)	500,000	500,000
Series C, 5.0%, 5/1/2017	4,000,000	4,211,000
Series A, 5.25%, 11/15/2013	500,000	550,955
Series A, Prerefunded, 5.75%, 8/15/2011	3,000,000	3,577,170
Series B, 6.125%, 11/15/2014	355,000	419,539
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 6.125%, 11/15/2014	1,645,000	1,996,586
New York, NY, Transitional Finance Authority, Future Tax Secured, Series D, 5.25%, 2/1/2021 (b)	4,000,000	4,282,520
New York, NY, Transportation/Tolls Revenue, Transitional Finance Authority, Series B, 5.0%, 11/1/2027	5,000,000	5,062,800
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Inverse Floater, Rites-PA 838, 9.67%**, 12/15/2009	5,000,000	6,155,400
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Zero Coupon, Series D, 6/15/2017	5,000,000	2,670,550
Niagara County, County GO, 7.1%, 2/15/2011 (b)	500,000	629,350
Niagara County, Industrial Development Revenue, Industrial Development Agency, Series D, 5.55%, 11/15/2024	3,760,000	3,940,894
Niagara Falls, NY, Other GO, Water Treatment Plant:
7.0%, 11/1/2012 (b) (d)	1,000,000	1,111,200
7.25%, 11/1/2011 (b)	215,000	270,507
Niagara Falls, NY, Other GO, Water Treatment Plant, AMT:
8.5%, 11/1/2005 (b)	2,140,000	2,522,782
8.5%, 11/1/2006 (b)	1,240,000	1,525,299
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015 (b) (d)	10,720,000	12,246,421
North Babylon, NY, School District GO, Unified Free School District, 5.25%, 1/15/2016 (b)	1,605,000	1,743,351
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013 (b)	500,000	568,120
5.5%, 4/1/2014 (b)	1,000,000	1,136,640
Orange County, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project: 5.625%, 1/1/2018	2,000,000	1,784,360
5.7%, 1/1/2028	3,750,000	3,133,238
Shenendehowa, NY, School District GO, Central School District, Clifton Park:
6.85%, 6/15/2008 (b)	350,000	429,765
6.85%, 6/15/2009 (b)	350,000	435,736
Tompkins County, Higher Education Revenue, Industrial Development Agency, Cornell University, 6.0%, 7/1/2017	1,100,000	1,329,240
Troy, NY, Sales & Special Tax Revenue, Municipal Assistance Corp.:
Zero Coupon, Series B, 1/15/2007 (b)	650,000	596,447
Zero Coupon, Series B, 7/15/2007 (b)	650,000	588,829
Zero Coupon, Series B, 1/15/2008 (b)	750,000	658,365
Ulster County, Resource Recovery Revenue, Resource Recovery Agency, 6.0%, 3/1/2014	3,000,000	3,061,230
		350,670,630
Puerto Rico 9.3%
Puerto Rico, Electric Revenue, Electric Power Authority:
5.375%, 7/1/2016	6,500,000	7,463,950
6.0%, 7/1/2012 (b)	4,020,000	4,844,944
Puerto Rico, Other GO, Public Improvements, Inverse Floater, Rites-PA 944B, 9.78%**, 7/1/2016 (b)	3,375,000	4,479,638
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Z, 6.0%, 7/1/2018	2,750,000	3,374,140
Puerto Rico, State (GO) Lease, Municipal Finance Agency, Inverse Floater, Rites-PA 645A, 10.28%**, 8/1/2012 (b)	1,500,000	1,945,695
Puerto Rico, Special Assessment Revenue, Childrens Trust Fund, 5.5%, 5/15/2039	4,000,000	3,892,520
Puerto Rico, State GO, Public Improvements, 5.5%, 7/1/2013 (b)	5,000,000	5,847,000
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority, Series E, 5.5%, 7/1/2019 (b)	4,000,000	4,664,560
		36,512,447
Virgin Islands 0.8%
Virgin Islands, State Agency (GO) Lease, Public Finance Authority, 6.0%, 10/1/2007	3,000,000	3,226,500
Total Investment Portfolio - 100.0% (Cost $350,756,742) (a)		390,409,577

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of February 28, 2003.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $22,320,458 and aggregating 5.7% of net assets, are shown at their current rate as of February 28, 2003.
(a) The cost for federal income tax purposes was $350,437,191. At February 28, 2003, net unrealized appreciation for all securities based on tax cost was $39,972,386. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,974,646 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,002,260.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) At February 28, 2003 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At February 28, 2003 open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 year SWAP Future	6/16/2003	214	24,272,669	24,402,687	(130,018)
10 year US Treasury Notes	6/19/2003	97	11,138,504	11,191,375	(52,871)
Total net unrealized depreciation on futures contracts sold short					(182,889)

At February 28, 2003 open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
12/11/2002 3/10/2013	19,000,000+	Fixed-4.634%	Floating LIBOR	(822,700)
1/9/2003 4/9/2011	10,000,000+	Fixed-3.4%	Floating BMA	(170,000)
1/10/2003 4/10/2011	10,000,000++	Fixed-3.578%	Floating BMA	(274,000)
12/12/2002 3/11/2013	9,500,000++++	Fixed-4.573%	Floating LIBOR	(365,750)
Total net unrealized depreciation on open interest rate swaps				(1,632,450)

Counter Parties

+ Lehman Brothers
++ Morgan Guaranty
++++ Merrill Lynch Capital Services, Inc.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $350,756,742)	$ 390,409,577
Cash	146,318
Interest receivable	4,855,772
Receivable for Fund shares sold	172,326
Total assets	395,583,993
Liabilities
Dividends payable	178,783
Payable for Fund shares redeemed	108,469
Payable for daily variation margin on open futures contracts	127,859
Net unrealized depreciation on interest rate swaps	1,632,450
Accrued management fee	173,490
Other accrued expenses and payables	97,476
Total liabilities	2,318,527
Net assets, at value	$ 393,265,466
Net Assets
Net assets consist of: Undistributed net investment income	105,780
Net unrealized appreciation (depreciation) on: Investments	39,652,835
Futures	(182,889)
Interest rate swaps	(1,632,450)
Accumulated net realized gain (loss)	(5,184,615)
Paid-in capital	360,506,805
Net assets, at value	$ 393,265,466

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited) (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($193,983,999 / 17,355,439 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.18
Class A Net Asset Value and redemption price per share ($183,259,378 / 16,393,857 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.18
Maximum offering price per share (100 / 95.50 of $11.18)	$ 11.71
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,166,988 / 997,550 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.19
Class C
Net Asset Value, and redemption price (subject to contingent deferred sales charge) per share ($4,855,101 / 434,500 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.17
Maximum offering price per share (100 / 99.00 of $11.17)	$ 11.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Income: Interest	$ 9,829,012
Expenses: Management fee	1,043,567
Administrative fee	269,945
Distribution service fees	234,780
Trustees' fees and expenses	14,342
Other	2,705
Total expenses, before expense reductions	1,565,339
Expense reductions	(786)
Total expenses, after expense reductions	1,564,553
Net investment income	8,264,459
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,287,730
Futures	(1,787,218)
Interest rate swaps	(1,134,231)
(1,633,719)
Net unrealized appreciation (depreciation) during the period on: Investments	4,118,261
Futures	649,561
Interest rate swaps	(970,050)
3,797,772
Net gain (loss) on investment transactions	2,164,053
Net increase (decrease) in net assets resulting from operations	$ 10,428,512

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income	$ 8,264,459	$ 16,890,369
Net realized gain (loss) on investment transactions	(1,633,719)	6,653,070
Net unrealized appreciation (depreciation) on investment transactions during the period	3,797,772	(3,550,097)
Net increase (decrease) in net assets resulting from operations	10,428,512	19,993,342
Distributions to shareholders from: Net investment income: Class S	(4,135,420)	(8,317,426)
Class A	(3,812,388)	(7,969,104)
Class B	(194,532)	(441,655)
Class C	(86,928)	(157,291)
Fund share transactions: Proceeds from shares sold	15,141,341	75,223,507
Reinvestment of distributions	5,466,816	11,046,834
Cost of shares redeemed	(20,778,909)	(91,855,932)
Net increase (decrease) in net assets from Fund share transactions	(170,752)	(5,585,591)
Increase (decrease) in net assets	2,028,492	(2,477,725)
Net assets at beginning of period	391,236,974	393,714,699
Net assets at end of period (including undistributed net investment income of $105,780 and $70,589, respectively)	$ 393,265,466	$ 391,236,974

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.12	$ 11.03	$ 10.39	$ 10.22	$ 11.11	$ 10.93
Income (loss) from investment operations: Net investment income	.23	.47	.47	.47	.49	.53
Net realized and unrealized gain (loss) on investment transactions	.06	.09	.64	.17	(.63)	.36
Total from investment operations	.29	.56	1.11	.64	(.14)	.89
Less distributions from: Net investment income	(.23)	(.47)	(.47)	(.47)	(.49)	(.53)
Net realized gains on investment transactions	-	-	-	-	(.26)	(.18)
Total distributions	(.23)	(.47)	(.47)	(.47)	(.75)	(.71)
Net asset value, end of period	$ 11.18	$ 11.12	$ 11.03	$ 10.39	$ 10.22	$ 11.11
Total Return (%)[c]	2.66**	5.31	10.91	6.50	(1.52)	8.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	183	183	188	201	236	268
Ratio of expenses before expense reductions (%)	.84*	.85	.94[d]	.89	.88	.84
Ratio of expenses after expense reductions (%)	.84*	.85	.92[d]	.88	.88	.84
Ratio of net investment income (%)	4.24*	4.36	4.39	4.68	4.49	4.81
Portfolio turnover rate (%)	15*	24	17	26	69	77
[a] For the six months ended February 28, 2003 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001. The effect of this change did not impact the ratio of net investment income to average net assets. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .93% and .92%, respectively.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.13	$ 11.04	$ 10.40	$ 10.23	$ 11.13	$ 10.94
Income (loss) from investment operations: Net investment income	.18	.38	.39	.38	.39	.44
Net realized and unrealized gain (loss) on investment transactions	.06	.09	.64	.17	(.64)	.37
Total from investment operations	.24	.47	1.03	.55	(.25)	.81
Less distributions from: Net investment income	(.18)	(.38)	(.39)	(.38)	(.39)	(.44)
Net realized gains on investment transactions	-	-	-	-	(.26)	(.18)
Total distributions	(.18)	(.38)	(.39)	(.38)	(.65)	(.62)
Net asset value, end of period	$ 11.19	11.13	$ 11.04	$ 10.40	$ 10.23	$ 11.13
Total Return (%)[c]	2.22**	4.41	10.07	5.60	(2.44)	7.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12	14	12	14	12
Ratio of expenses before expense reductions (%)	1.70*	1.71	1.73[d]	1.71	1.73	1.67
Ratio of expenses after expense reductions (%)	1.70*	1.71	1.70[d]	1.70	1.73	1.67
Ratio of net investment income (%)	3.38*	3.51	3.60	3.86	3.64	3.98
Portfolio turnover rate (%)	15*	24	17	26	69	77
[a] For the six months ended February 28, 2003 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.50% to 3.51%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.71% and 1.70%, respectively.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.11	$ 11.02	$ 10.38	$ 10.21	$ 11.10	$ 10.92
Income (loss) from investment operations: Net investment income	.19	.38	.39	.39	.40	.44
Net realized and unrealized gain (loss) on investment transactions	.06	.09	.64	.17	(.63)	.36
Total from investment operations	.25	.47	1.03	.56	(.23)	.80
Less distributions from: Net investment income	(.19)	(.38)	(.39)	(.39)	(.40)	(.44)
Net realized gains on investment transactions	-	-	-	-	(.26)	(.18)
Total distributions	(.19)	(.38)	(.39)	(.39)	(.66)	(.62)
Net asset value, end of period	$ 11.17	$ 11.11	$ 11.02	$ 10.38	$ 10.21	$ 11.10
Total Return (%)[c]	2.24**	4.41	10.16	5.64	(2.33)	7.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	4	4	4	4
Ratio of expenses before expense reductions (%)	1.68*	1.69	1.73[d]	1.70	1.71	1.67
Ratio of expenses after expense reductions (%)	1.68*	1.69	1.68[d]	1.69	1.71	1.67
Ratio of net investment income (%)	3.40*	3.53	3.62	3.87	3.65	3.98
Portfolio turnover rate (%)	15*	24	17	26	69	77
[a] For the six months ended February 28, 2003 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.52% to 3.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.68%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New York Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors and are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. No interest accrues to the Fund until the effective date. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $4,108,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($1,946,000) and August 31, 2009 ($2,162,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 304,254
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (4,108,000)
Net unrealized appreciation (depreciation) on investments	$ 35,808,293

In addition, during the year ended August 31, 2002 the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 16,885,476

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $66,415,861 and $29,719,577, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.125%, 0.175% and 0.15% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended February 28, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2003
Class S	$ 142,564	$ 23,959
Class A	113,337	18,891
Class B	10,179	1,670
Class C	3,865	608
	$ 269,945	$ 45,128

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class B	$ 43,521	$ 7,115
Class C	19,272	2,849
	$ 62,793	$ 9,964

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2003	Effective Rate
Class A	$ 152,568	$ 39,343.17%
Class B	13,462	2,224.23%
Class C	5,957	791.23%
	$ 171,987	$ 42,358

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2003 aggregated $8,210. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended February 28, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2003, the CDSC for Class B and C shares was $2,264 and $66, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $786 for the custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	602,359	$ 6,666,990	2,071,203	$ 22,470,962
Class A	592,771	6,588,935	4,540,086	49,317,628
Class B	81,143	907,022	200,182	2,182,365
Class C	87,736	978,394	115,971	1,252,552
		$ 15,141,341		$ 75,223,507
Shares issued to shareholders in reinvestments of distributions
Class S	260,906	$ 2,891,008	540,499	$ 5,851,107
Class A	215,708	2,390,544	444,445	4,812,130
Class B	10,267	113,975	23,631	256,153
Class C	6,437	71,289	11,770	127,444
		$ 5,466,816		$ 11,046,834
Shares redeemed
Class S	(652,231)	$ (7,247,551)	(2,505,867)	$ (27,186,542)
Class A	(919,232)	(10,208,859)	(5,548,859)	(60,338,906)
Class B	(195,600)	(2,186,642)	(350,620)	(3,808,512)
Class C	(102,900)	(1,135,857)	(47,931)	(521,972)
		$ (20,778,909)		$ (91,855,932)
Net increase (decrease)
Class S	211,034	$ 2,310,447	105,835	$ 1,135,527
Class A	(110,753)	(1,229,380)	(564,328)	(6,209,148)
Class B	(104,190)	(1,165,645)	(126,807)	(1,369,994)
Class C	(8,727)	(86,174)	79,810	858,024
		$ (170,752)		$ (5,585,591)

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short Duration Fund*,*****,+

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Short-Term Municipal
Bond Fund*,+

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund
***** Formerly Deutsche Short-Term Fixed Income Fund
+ Class A, B and C shares available on February 28, 2003

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund, Inc.

The New Germany Fund, Inc.

The Central European Equity Fund, Inc.

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002